                                  Exhibit 99.1

Series 1997-2 Monthly Certificateholders' Statement for the month of July 1999

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
   Credit Corporation) as Transferor, Saks Incorporated (formerly known as
     Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


     Date of the Certificate                                  August 10, 1999
     Monthly Period ending:                                     July 31, 1999
     Determination Date                                       August 10, 1999
     Distribution Date                                        August 16, 1999


*****As a result of the July 21, 1999 issuance of Series 1999-1, the end of prior month Investor Amounts for Series 1997-1 and Series 1999-1 have been adjusted to reflect the average daily investor amounts for these Series for the July Monthly Period. This adjustment is being made in order to more accurately reflect the allocation of principal and finance charge collections to each of the Series. Due to this adjustment, the investor percentages for all outstanding series as of the end of the prior month will appear differently than on the June Monthly Servicer's Certificate.*****

-----------------------------------------------------------------------------------------------------------------------------------
                                                           General
-----------------------------------------------------------------------------------------------------------------------------------

201  Amortization Period                                                                                        No         201
202  Early Amortization Period                                                                                  No         202
203  Class A Investor Amount paid in full                                                                       No         203
204  Class B Investor Amount paid in full                                                                       No         204
205  Collateral Indebtedness Amount paid in full                                                                No         205
206  Saks Incorporated is the Servicer                                                                         Yes         206

----------------------------------------------------------------------------------------------------------------------------------
                                                        Investor Amount
----------------------------------------------------------------------------------------------------------------------------------
                                                                       as of the end of prior           as of the end of
                                                                            Monthly Period                the relevant
                                                                                                         Monthly Period
                                                                       ----------------------           ----------------
207  Series 1997-2 Investor Amount                                     $          235,300,000   207(a)  $    235,300,000   207(b)
208  Class A Investor Amount                                           $          180,000,000   208(a)  $    180,000,000   208(b)
209  Class B Investor Amount                                           $           20,000,000   209(a)  $     20,000,000   209(b)
210  Collateral Indebtedness Amount                                    $           21,000,000   210(a)  $     21,000,000   210(b)
211  Class D Investor Amount                                           $           14,300,000   211(a)  $     14,300,000   211(b)

212  Series 1997-2 Adjusted Investor Amount                            $          235,300,000   212(a)  $    235,300,000   212(b)
213  Class A Adjusted Investor Amount                                  $          180,000,000   213(a)  $    180,000,000   213(b)
214  Principal Account Balance                                         $                    -   214(a)  $              -   214(b)
215  Class B Adjusted Investor Amount                                  $           20,000,000   215(a)  $     20,000,000   215(b)

216  Class A Certificate Rate                                                                                 6.50000%     216
217  Class B Certificate Rate                                                                                 6.69000%     217
218  Collateral Indebtedness Interest Rate                                                                    5.78000%     218
219  Class D Certificate Rate                                                                                 6.05500%     219
220  Weighted average interest rate for Series 1997-2                                                         6.42485%     220

                                                                       as of the end of prior           as of the end of
                                                                            Monthly Period                the relevant
                                                                                                         Monthly Period
                                                                       ----------------------           ----------------
221  Series 1997-2 Investor Percentage with respect to Finance Charge          22.92%           221(a)        23.18%       221(b)
     Receivables
222  Class A                                                                   17.54%           222(a)        17.73%       222(b)
223  Class B                                                                    1.95%           223(a)         1.97%       223(b)
224  Collateral Indebtedness Amount                                             2.05%           224(a)         2.07%       224(b)
225  Class D                                                                    1.39%           225(a)         1.41%       225(b)

226  Series 1997-2 Investor Percentage with respect to Principal               22.92%           226(a)        23.18%       226(b)
     Receivables
227  Class A                                                                   17.54%           227(a)        17.73%       227(b)
228  Class B                                                                    1.95%           228(a)         1.97%       228(b)
229  Collateral Indebtedness Amount                                             2.05%           229(a)         2.07%       229(b)
230  Class D                                                                    1.39%           230(a)         1.41%       230(b)

231  Series 1997-2 Investor Percentage with respect to Allocable Amounts       22.92%           231(a)        23.18%       231(b)
232  Class A                                                                   17.54%           232(a)        17.73%       232(b)
233  Class B                                                                    1.95%           233(a)         1.97%       233(b)
234  Collateral Indebtedness Amount                                             2.05%           234(a)         2.07%       234(b)
235  Class D                                                                    1.39%           235(a)         1.41%       235(b)

                                                                                                                         Page 1 of 5

----------------------------------------------------------------------------------------------------------------------------------
                                             Series 1997-2 Investor Distributions
----------------------------------------------------------------------------------------------------------------------------------
236  The sum of the daily allocations of collections of Principal                                       $              -   236
     Receivables for the relevant Monthly period
237  Class A distribution of collections of Principal Receivables per                                   $              -   237
     $1,000 of original principal amount
238  Class B distribution of collections of Principal Receivables per                                   $              -   238
     $1,000 of original principal amount
239  Collateral Indebtedness Amount distribution of collections of                                      $              -   239
     Principal Receivables per $1,000 of original principal amount
240  Class D distribution of collections of Principal Receivables per                                   $              -   240
     $1,000 of original principal amount
241  Class A distribution attributable to interest per $1,000 of                                        $           5.42   241
     original principal amount
242  Class B distribution attributable to interest per $1,000 of                                        $           5.58   242
     original principal amount
243  Collateral Indebtedness Amount distribution attributable to                                        $           5.14   243
     interest per $1,000 of original principal amount
244  Class D distribution attributable to interest per $1,000 of                                        $              -   244
     original principal amount
245  Monthly Servicing Fee for the next succeeding Distribution Date                                    $           1.67   245
     per $1,000 of original principal amount

----------------------------------------------------------------------------------------------------------------------------------
                                               Collections Allocated to Series 1997-2
----------------------------------------------------------------------------------------------------------------------------------
246  Series allocation of collections of Principal Receivables                                          $     50,250,521   246
247  Class A                                                                                            $     38,440,688   247
248  Class B                                                                                            $      4,271,188   248
249  Collateral Indebtedness Amount                                                                     $      4,484,747   249
250  Class D                                                                                            $      3,053,899   250

251  Series allocation of collections of Finance Charge Receivables                                     $      5,073,317   251
252  Class A                                                                                            $      3,880,990   252
253  Class B                                                                                            $        431,221   253
254  Collateral Indebtedness Amount                                                                     $        452,782   254
255  Class D                                                                                            $        308,323   255

     Available Funds
     ---------------
256  Class A Available Funds                                                                            $      3,880,990   256
257  The amount to be withdrawn from the Reserve Account to be included                                 $              -   257
     in Class A Available funds
258  Principal Investment Proceeds to be included in Class A Available                                  $              -   258
     Funds
259  The amount of investment earnings on amounts held in the Reserve                                   $              -   259
     Account to be included in Class A Available funds

260  Class B Available Funds                                                                            $        432,221   260
261  The amount to be withdrawn from the Reserve Account to be included                                 $              -   261
     in Class B Available funds
262  Principal Investment Proceeds to be included in Class B Available                                  $              -   262
     Funds
263  The amount of investment earnings on amounts held in the Reserve                                   $              -   263
     Account to be included in Class B Available funds

264  Collateral Available Funds                                                                         $        452,782   264

265  Class D Available Funds                                                                            $        308,323   265

----------------------------------------------------------------------------------------------------------------------------------
                                                      Application of Collections
----------------------------------------------------------------------------------------------------------------------------------

     Class A
     -------
266  Class A Monthly Interest for the related Distribution Date,                                        $        975,000   266
     plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
267  If Saks Incorporated is no longer the Servicer, an amount equal to                                 $              -   267
     Class A Servicing fee for the related Distribution Date
268  Class A Allocable Amount                                                                           $        391,405   268
269  An amount to be included in the Excess Spread                                                      $      2,514,586   269

                                                                                                                         Page 2 of 5

       Class B
       -------
  270  Class B Monthly Interest for the related Distribution Date,                                      $   111,500         270
       plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
  271  If Saks Incorporated is no longer the Servicer, an amount equal to                               $          -         271
       Class B Servicing fee for the related Distribution Date
  272  An amount to be included in the Excess Spread                                                    $    319,721         272

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral                               -         273
       Servicing fee for the related Distribution Date
  274  An amount to be included in the Excess Spread                                                    $    452,782         274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D                                  -         275
       Servicing fee for the related Distribution Date
  276  An amount to be included in the Excess Spread                                                    $    308,323         276

  277  Available Excess Spread                                                                          $  3,595,412         277
  278  Available Shared Excess Finance Charge Collections                                                          -         278
  279  Total Cash Flow available for 1997-2 waterfall                                                   $  3,595,412         279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267                 $          -         280
       and line268
  281  The aggregate amount of Class A Investor Charge Offs which have not been                         $          -         281
       previously reimbursed
  282  Class B Required Amount to the extent attributable to line270, and line271                       $          -         282
  283  Class B Allocable Amount                                                                         $     43,489         283
  284  Any remaining portion of the Class B Required Amount                                             $          -         284
  285  An amount equal to any unreimbursed reductions of the Class B Investor
       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated                       $          -         285
       Principal Collections; (iii) reallocations of the Class B Investor Amount to the
       Class A Investor Amount
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously  due but not paid to the Collateral Indebtedness                     $    107,893         286
       Holder plus Collateral Additional Interest
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee                   $    368,333         287
       due for the relevant Monthly Period and not paid above
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due but not distributed to the Servicer for prior Monthly Periods                                $          -         288

  289  Collateral Allocable Amount                                                                      $     45,664         289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any,
       due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)                       $          -         290
        reallocations of the CIA to the Class A or Class B Investor Amount
  291  The excess, if any, of the Required Cash Collateral Amount over the Available                    $          -         291
       Collateral Amount
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D                      $     76,966         292
       Certificateholders plus Class D Additional Interest
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                     $     23,833         293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly                  $          -         294
       Periods
  295  Class D Allocable Amount                                                                         $     31,095         295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i)
       Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)                      $          -         296
       reallocations of the Class D Investor Amount to the Class A or Class B Investor
       Amount or CIA
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder                  $          -         297
       pursuant to the Loan Agreement
  298  Excess, if any, of the Required Reserve Account Amount over the amount on deposit                $          -         298
       in the Reserve Account
  299  Shared Excess Finance Charge Collections                                                         $  2,898,139         299

 ---------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
 ---------------------------------------------------------------------------------------------------------------------------------
  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                         $          -         300
  301    Available Principal Collections held in the Collection Account                                 $ 50,250,521         301
  302    Class A Accumulation Amount                                                                    $          -         302

                                                                                                                         Page 3 of 5

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)                         $          -         303
       (distributable only after payout of Class A)
  304    Available Principal Collections held in the Collection Account less portion of                 $ 50,250,521         304
       such Collections applied to Class A Monthly Principal
  305    Class B Accumulation Amount                                                                    $          -         305
  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307                 $          -         306
       and line#308)
  307    Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                                $ 50,250,521         307
  308    Enhancement Surplus                                                                            $          -         308

  309  Class D Monthly Principal                                                                        $          -         309
  310    Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A, Class B or collateral Monthly Principal                     $ 50,250,521         310

-----------------------------------------------------------------------------------------------------------------------------------

                                                   Available Enhancement Amount
-----------------------------------------------------------------------------------------------------------------------------------

  311  Available Enhancement Amount                                                                     $ 35,300,000         311
  312    Amount on Deposit in the Cash Collateral Account                                               $          -         312

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
-----------------------------------------------------------------------------------------------------------------------------------

  313  Reallocated Principal Collections                                                                $          -         313
  314    Class D Principal Collections (to the extent needed to fund Required                           $          -         314
       Amounts)
  315    Collateral Principal Collections (to the extent needed to fund Required                        $          -         315
       Amounts)
  316    Class B Principal Collections (to the extent needed to fund Required                           $          -         316
       Amounts)

-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 %                            Amount
                                                                            -----------                 ---------------
  317  Series 1997-2 Default Amount                                            22.92%        317(a)     $    511,653         317(b)
  318  Class A Investor Default Amount                                         17.54%        318(a)     $    391,405         318(b)
  319  Class B Investor Default Amount                                          1.95%        319(a)     $     43,489         319(b)
  320  Collateral Default Amount                                                2.05%        320(a)     $     45,664         320(b)
  321  Class D Investor Default Amount                                          1.39%        321(a)     $     31,095         321(b)

  322  Series 1997-2 Adjustment Amount                                                                  $          -         322
  323  Class A Adjustment Amount                                                                        $          -         323
  324  Class B Adjustment Amount                                                                        $          -         324
  325  Collateral Adjustment Amount                                                                     $          -         325
  326  Class D Adjustment Amount                                                                        $          -         326

  327  Series 1997-2 Allocable Amount                                                                   $    511,653         327
  328    Class A Allocable Amount                                                                       $    391,405         328
  329    Class B Allocable Amount                                                                       $     43,489         329
  330    Collateral Allocable Amount                                                                    $     45,664         330
  331    Class D Allocable Amount                                                                       $     31,095         331

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
-----------------------------------------------------------------------------------------------------------------------------------

  332  Class A Required Amount                                                                          $          -         332
  333    Class A Monthly Interest for current Distribution Date                                         $    975,000         333
  334    Class A Monthly Interest previously due but not paid                                           $          -         334
  335    Class A Additional Interest for prior Monthly Period or previously                             $          -         335
       due but not paid
  336    Class A Allocable Amount for current Distribution Date                                         $          -         336
  337    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                         $          -         337

  338  Class B Required Amount                                                                          $          -         338
  339    Class B Monthly Interest for current Distribution Date                                         $    111,500         339
  340    Class B Monthly Interest previously due but not paid                                           $          -         340
  341    Class B Additional Interest for prior Monthly Period or previously due                         $          -         341
       but not paid
  342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -         342
  343  Excess of Class B Allocable Amount over funds available to make payments                         $          -         343

                                                                                                                         Page 4 of 5

  344  Collateral Required Amount                                                                       $          -         344
  345    Collateral Monthly Interest for current Distribution Date                                      $    107,893         345
  346    Collateral Monthly Interest previously due but not paid                                        $          -         346
  347  Collateral Additional Interest for prior Monthly Period or previously                            $          -         347
       due but not paid
  348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $          -         348
  349  Excess of Collateral Allocable Amount over funds available to make payments                      $          -         349

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
 ----------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  350  Class A Investor Amount reduction                                                                $          -         350
  351    Class A Investor Charge Off                                                                    $          -         351
  352    Reductions of the Class A Investor Amount                                                      $          -         352

       Class B
       -------
  353  Class B Investor Amount reduction                                                                $          -         353
  354    Class B Investor Charge Off                                                                    $          -         354
  355    Reductions of the Class B Investor Amount                                                      $          -         355
  356    Reallocated Principal Collections applied to Class A                                           $          -         356

       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                         $          -         357
  358    Collateral Indebtedness Amount Charge Off                                                      $          -         358
  359    Reductions of the Collateral Indebtedness Amount                                               $          -         359
  360    Reallocated Principal Collections applied to Class B                                           $          -         360

       Class D
       -------
  361  Class D Investor Amount reduction                                                                $          -         361
  362    Class D Investor Charge Off                                                                    $          -         362
  363    Reductions of the Class D Investor Amount                                                      $          -         363
  364    Reallocated Principal Collections applied to Collateral                                        $          -         364
       Indebtedness Amount

 ---------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
 ---------------------------------------------------------------------------------------------------------------------------------

  365  Series 1997-2 Servicing Fee                                                                      $    392,167         365
  366    Class A Servicing Fee                                                                          $    300,000         366
  367    Class B Servicing Fee                                                                          $     33,333         367
  368    Collateral Servicing Fee                                                                       $     35,000         368
  369    Class D Servicing Fee                                                                          $     23,833         369

 ----------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
 ---------------------------------------------------------------------------------------------------------------------------------

  370  Required Reserve Account Amount (if applicable)                                                        N/A            370
  371  Reserve Account Reinvestment Rate (if applicable)                                                      N/A            371
  372  Reserve Account balance                                                                          $          -         372

 ----------------------------------------------------------------------------------------------------------------------------------
  373  Accumulation Period Length                                                                          12 months         373


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 1999.

       Saks Incorporated,
       as Servicer

       By /s/ James S. Scully
         ----------------------------------------
       Name:  James S. Scully
       Title: Vice President and Treasurer

                                                                     Page 5 of 5